-------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                                       -------------------------------------

                                      Among

                          NEW MOUNTAINTOP CORPORATION,

                              TRUST LICENSING, INC.

                                       and

                              TRUST LICENSING, LLC





                                 August 23, 2004

                                TABLE OF CONTENTS

SECTION 1.01               The Merger
SECTION 1.02               The Closing
SECTION 1.03               Effective Time
SECTION 1.04               Effects of the Merger
SECTION 1.05               Articles of Incorporation and Bylaws
SECTION 1.06               Directors
SECTION 1.07               Officers
SECTION 1.08               Redemption of Shares
SECTION 1.09               Name Change; Stockholder Action
SECTION 2.01               Effect on Capitalization
SECTION 3.01               Organization
SECTION 3.02               Subsidiaries
SECTION 3.03               Capitalization
SECTION 3.04               Authority
SECTION 3.05               Consents and Approvals; No Violations
SECTION 3.06               Financial Statements
SECTION 3.07               Absence of Certain Changes or Events
SECTION 3.08               No Undisclosed Liabilities
SECTION 3.09               Benefit Plans
SECTION 3.10               Other Compensation Arrangements
SECTION 3.11               Litigation
SECTION 3.12               Permits; Compliance with Law
SECTION 3.13               Tax Matters
SECTION 3.14               Intellectual Property
SECTION 3.15               INTETIONALLY OMITTED
SECTION 3.16               Labor Matters
SECTION 3.17               Title to Property
SECTION 3.18               Environmental Matters
SECTION 3.19               Interested Party Transactions
SECTION 3.20               Absence of Certain Payments
SECTION 3.21               Insurance
SECTION 3.22               Full Disclosure
SECTION 3.23               Contracts
SECTION 3.24               Real Property
SECTION 3.25               Brokers
SECTION 4.01               Organization
SECTION 4.02               Subsidiaries
SECTION 4.03               Capitalization
SECTION 4.04               Authorization
SECTION 4.05               Consents and Approvals; No Violations
SECTION 4.06               Financial Statements / SEC Filings
SECTION 4.07               Absence of Certain Changes or Events
SECTION 4.08               No Undisclosed Liabilities
SECTION 4.09               Benefit Plans
SECTION 4.10               Other Compensation Arrangements
SECTION 4.11               Litigation
SECTION 4.12               Permits; Compliance with Law
SECTION 4.13               Tax Matters
SECTION 4.14               Intellectual Property
SECTION 4.15               INTENTIONALLY OMITTED
SECTION 4.16               Labor Matters
SECTION 4.17               Title to Property
SECTION 4.18               Environmental Matters
SECTION 4.19               Interested Party Transactions
SECTION 4.20               Absence of Certain Payments
SECTION 4.21               Insurance
SECTION 4.22               Full Disclosure
SECTION 4.23               Contracts
SECTION 4.24               Real Property
SECTION 4.25               Brokers
SECTION 5.01      Payment of Certain Liabilities/Cash at Closing
SECTION 6.01      Fees and Expenses
SECTION 6.02      Indemnification; Insurance
SECTION 7.01      Nonsurvival of Representations and Warranties
SECTION 7.02      Notices
SECTION 7.03      Interpretation
SECTION 7.04      Counterparts
SECTION 7.05      Entire Agreement; Third Party Beneficiaries
SECTION 7.06      Governing Law
SECTION 7.07      Publicity
SECTION 7.08      Assignment
SECTION 7.09      Enforcement
SECTION 7.10      No Remedy in Certain Circumstances

EXHIBIT A                  Leigh M. Rothschild Employment Agreement
EXHIBIT B                  Jeffrey W. Sass Employment Agreement
EXHIBIT C                  Michael R. Moore Employment Agreement
EXHIBIT D                  Mark Golden Consulting Agreement

                                       17
                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into as of August 23, 2004, by and among New Mountaintop Corporation, a Delaware corporation ("Parent"), Trust Licensing, Inc., a Florida corporation and a wholly owned subsidiary of Parent ("Acquisition Sub") and Trust Licensing, LLC, a Florida limited liability company ("Company").

         WHEREAS the respective Boards of Directors of Parent and Acquisition Sub and the Manager of Company have approved the acquisition of the Company by Parent on the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS the respective Boards of Directors of Parent and Acquisition Sub and the Manager of Company have each approved, and the Board of Directors of Parent in its capacity as the sole shareholder of Acquisition Sub has approved, the merger of Company into Acquisition Sub in a reverse triangular merger pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code") (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement, whereby the membership interests in the Company (the "Company Membership Interest") will be converted into the right to receive 270,072,000 shares of Parent's common stock, par value $.0001 per share, ("Parent Common Stock"), which shall constitute approximately ninety-three percent (93%) of the issued and outstanding Parent Common Stock immediately after the Merger, and whereby the stockholders of the Parent (as determined immediately preceding the Merger) shall retain the remaining seven percent (7%) of the Parent Common Stock; and

         WHEREAS Parent, Acquisition Sub and Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Acquisition Sub and Company hereby agree as follows:

                                    ARTICLE I

                                   The Merger

         SECTION 1. 01 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Florida Business Corporation Act (the "FBCA") and the Florida Limited Liability Company Act (the "FLLCA"), Company shall be merged into the Acquisition Sub at the Effective Time (as defined in Section 1.03). Following the Effective Time, the separate existence of Company shall cease and Acquisition Sub shall continue as a surviving corporation ("Surviving Corporation") and shall succeed to and assume all the rights and obligations of Company in accordance with the FBCA and the FLLCA.

         SECTION 1. 02 The Closing. The closing of the Merger will take place at 10:00 a.m. (local time) on August 20, 2004 ("Closing Date"), at the offices of Michael Harris, P.A., 1555 Palm Beach Lakes Boulevard, Suite 310, West Palm Beach, FL 33401, unless another date, time or place is agreed to in writing by the parties hereto.

         SECTION 1. 03 Effective Time. Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the parties shall file the Articles of Merger or other appropriate documents (in any such case, the "Articles of Merger") executed in accordance with the relevant provisions of the FBCA and the FLLCA and shall make all other filings or recordings required under the FBCA and the FLLCA. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Florida Secretary of State, or at such other time as the Parent and the Company shall agree should be specified in the Articles of Merger (the time the Merger becomes effective being hereinafter referred to as the "Effective Time").

         SECTION 1. 04 Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of the FBCA and the FLLCA.

         SECTION 1. 05         Articles of Incorporation and Bylaws.

                  ( a) The Articles of Incorporation of the Acquisition Sub as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

                  ( b) The bylaws of the Acquisition Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

         SECTION 1. 06 Directors. Following the closing, the directors of Parent shall be Mark Golden and Leigh M. Rothschild until such time as Parent complies with Rule 14f-1 under the Securities Exchange Act of 1934 (the "Exchange Act"). Thereafter, the resignation of Mark Golden as a director shall be effective and Leigh M. Rothschild shall be the sole director of the Parent and the Surviving Corporation until the earlier of his resignation or removal or until his respective successor is duly elected and qualified, as the case may be

         SECTION 1. 07 Officers. Following the closing, Leigh M. Rothschild, Jeffrey W. Sass, and Michael R. Moore shall be the officers of the Parent and the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

         SECTION 1.08. Redemption of Shares. In conjunction with the closing, Company shall have at least $135,000 in cash, which shall be paid to Mark Golden at the closing by the Parent in consideration of the redemption of 2,000,000 shares of Parent Common Stock (post split) from Mark Golden.

         SECTION 1.09 Name Change; Stockholder Action. As soon as practicable following the closing, Parent shall file an Information Statement on Schedule 14C with the Securities and Exchange Commission with respect to (i) a one-for-10 reverse stock split effective as of the day prior to the Closing Date, (ii) the amendment of Parent's Certificate of Incorporation to change its name to "Trust Licensing, Inc.," and (iii) the change in the majority of Parent's Board of Directors.



                                   ARTICLE II

                  Effect of the Merger on the Capitalization of
               the Constituent Entities; Exchange of Certificates

         SECTION 2. 01 Effect on Capitalization. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of the Company Membership Interest or the holder of shares of capital stock of Acquisition Sub:

                  (a) Conversion of Company Membership Interest. Subject to this
Section 2.01, the Company Membership Interest shall be converted into the right to receive from the Surviving Corporation 270,072,000 shares of Parent Common Stock ("Merger Consideration") which shall constitute approximately ninety-three percent (93%) of the issued and outstanding Parent Common Stock immediately after the closing (giving effect to the reverse split). As of the Effective Time, the Company Membership Interest shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and the holder of the certificate representing the Company Membership Interest shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

                  (b) No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock exchanged upon the surrender of the Company Membership Interest in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Company Membership Interest.



                                   ARTICLE III

                  Representations and Warranties of the Company

         Company represents and warrants to Parent and Acquisition Sub that the statements contained in this Article III are true, correct, and complete as of the date of this Agreement and will be true and correct as of the Closing Date:

         SECTION 3. 01 Organization. Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority could not be reasonably expected to (i) prevent or materially delay the consummation of the Merger, or (ii) have a material adverse effect on Company. Company is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

         SECTION 3. 02 Subsidiaries. Company has no subsidiaries. Company does not own, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, joint venture or other entity.

         SECTION 3. 03 Capitalization. As of the date of this Agreement, J Howard Linn, TTEE, Jeffery Sass and Michael Moore are the owners of 100% of the issued and outstanding Company Membership Interests. There are no other membership interests issued and outstanding. The Company Membership Interests are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of Company having the right to vote (or convert into, or exchange for, securities having the right to vote) on any matters on which members of Company may vote. There are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which either Company is a party or by which either is bound obligating Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional membership interests in Company or obligating Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations of Company to repurchase, redeem or otherwise acquire any membership interests of the Company.

         SECTION 3. 04         Authority.
                               ---------

                  ( a) Company has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation by the Company of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no other proceedings on the part of Company are necessary to authorize this Agreement or to consummate the transactions so contemplated, subject to the filing of the Articles of Merger. This Agreement has been duly executed and delivered by Company and, assuming this Agreement constitutes a valid and binding obligation of Parent and Acquisition Sub, constitutes a valid and binding obligation of Company enforceable against Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

                  ( b) The sole Manager of Company on August 23, 2004, duly adopted resolutions (i) approving this Agreement and the Merger, and (ii) determining that the terms of the Merger are in the best interests of Company.

                  ( c) The holders of the Company Membership Interests have executed a written consent adopting resolutions approving this Agreement and the Merger.

         SECTION 3. 05 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of the FBCA and the FLLCA, neither the execution, delivery or performance of this Agreement by Company nor the consummation by Company of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the Articles of Organization of Company, (ii) require any filing with, or permit, authorization, consent or approval of, any federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, domestic, foreign or supranational (a "Governmental Entity") (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings could not reasonably be expected to have a material adverse effect on Company or prevent or materially delay the consummation of the Merger), (iii) except as set forth in Section 3.05 of the Disclosure Schedule, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Company is a party or by which Company or its properties or assets may be bound; or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Company or any of its properties or assets, except in the case of clauses (iii) or (iv) for violations, breaches or defaults that could not reasonably be expected to have a material adverse effect on Company or prevent or materially delay the consummation of the Merger.

         SECTION 3. 06 Financial Statements. The unaudited financial statements of Company as of and for the period from inception through December 31, 2003and as of and for the seven months ended July 31, 2004 (the "Balance Sheet Date") set forth in Section 3.06 of the Disclosure Schedule have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") with respect thereto throughout the periods involved as explained in the notes to such financial statements. The Company's financial statements present fairly, in all material respects, as are their respective dates the financial position of the Company. The Company did not have, as of the date of any such financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with GAAP, and all assets reflected therein presents fairly the assets of Company in accordance with GAAP.

         SECTION 3. 07 Absence of Certain Changes or Events. Since the Balance Sheet Date, Company has conducted its business only in the ordinary course consistent with past practice, and there has not been any material adverse change (as defined in Section 7.03) with respect to Company..

         SECTION 3. 08 No Undisclosed Liabilities. Except as and to the extent set forth in Section 3.08 of the Disclosure Schedule, as of the Balance Sheet Date, to the best knowledge of Company, Company has no liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a balance sheet of Company (including the notes thereto). Since the Balance Sheet Date, except as and to the extent set forth in Section 3.08 of the Disclosure Schedule and except for liabilities or obligations incurred in the ordinary course of business consistent with past practice, Company has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, that could be reasonably expected to have a material adverse effect on Company, or would be required by GAAP to be reflected on a consolidated balance sheet of Company (including the notes thereto).

         SECTION 3. 09 Benefit Plans. Except as set forth in Section 3.09 of the Disclosure Schedule, each "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) and each other plan, arrangement or policy (written or oral) relating to stock options, stock purchases, compensation, deferred compensation, bonuses, severance, fringe benefits or other employee benefits, in each case maintained or contributed to, or required to be maintained or contributed to, by Company for the benefit of any present or former employee, officer or director (each of the foregoing, a "Company Benefit Plan") has been administered in all material respects in accordance with its terms. Company and all the Company Benefit Plans are in compliance in all material respects with the applicable provisions of ERISA, the Code, all other applicable laws and all applicable collective bargaining agreements. Section 3.09 of the Disclosure Schedule sets forth a list of all Company Benefit Plans.

         SECTION 3. 10 Other Compensation Arrangements. Except as disclosed in
Section 3.10 of the Disclosure Schedule, and except as provided in this Agreement, as of the date of this Agreement, Company is not a party to any oral or written (i) consulting agreement that is not terminable on not more than 30 calendar days notice, or union or collective bargaining agreement, (ii) agreement with any Manager or other key employee of Company, or (iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan.

         SECTION 3.11 Litigation. There is no suit, claim, action, proceeding pending or threatened against Company, nor is there any investigation against Company threatened or pending before any Governmental Entity. Company is not subject to any outstanding order, judgment, writ, injunction or decree.

         SECTION 3.12 Permits; Compliance with Law. Company holds all permits, licenses, variances, exemptions, orders and approvals of all governmental entities necessary for the lawful conduct of its business (the "Company Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals that could not reasonably be expected to have a material adverse effect on Company. Company is in compliance with the terms of the Company Permits, except where the failure so to comply could not reasonably be expected to have a material adverse effect on the Company. As of the date of this Agreement, no investigation, inquiry or review by any Governmental Entity with respect to Company is pending or, to the best knowledge of Company, threatened, nor has any Governmental Entity indicated an intention to conduct any such investigation, inquiry or review.

         SECTION 3.13 Tax Matters. Company has filed or shall file as of the Closing Date all of its tax returns required to be filed since inception. All such returns and reports are accurate and correct in all material respects. Company has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable as of the Closing Date, and no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the knowledge of Company, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Company.

         SECTION 3.14          Intellectual Property.

                  ( a) Except to the extent that the inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy) could not reasonably be expected to have a material adverse effect on Company:

( 1) Company owns, or is licensed or otherwise has the legally enforceable right to use (in each case, clear of any liens or encumbrances of any kind), all Intellectual Property (as hereinafter defined) used in or necessary for the conduct of its business as currently conducted or as proposed to be conducted;

( 2) no claims are pending or, to the best knowledge of Company, threatened that Company is infringing on or otherwise violating the rights of any person with regard to any Intellectual Property used by, owned by and/or licensed to Company and, to the best knowledge of Company, there are no valid grounds for any such claims;

                           (3) to the best knowledge of Company, all patents,
registered trademarks, service
marks and copyrights held by Company are valid and subsisting.

                  ( b) For purposes of this Agreement, "Intellectual Property" means patents, patent applications and 12 patent applications which Company proposes to file, trademarks (registered or unregistered), service marks, brand names, certification marks, trade dress, assumed names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patented, patentable or not in any jurisdiction, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person, writings and other works of authorship, whether copyrighted, copyrightable or not in any jurisdiction; registration or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof, any similar intellectual property or proprietary rights and computer programs and software (including source code, object code and data); licenses, immunities, covenants not to sue and the like relating to the foregoing; and any claims or causes of action arising out of or related to any infringement or misappropriation of any of the foregoing. Nothing contained herein obligates Parent or the Surviving Company to file any of 12 proposed patent applications.

                  ( c) Section 3.14(c) of the Disclosure Schedule identifies each patent or registration which has been issued to Company with respect to any of its Intellectual Property, and identifies each pending patent application or application for registration which the Company has made with respect to any of its Intellectual Property, and identifies each material license, agreement, or other permission which the Company has granted to any third party with respect to any of its Intellectual Property.

         SECTION 3.15          INTENTIONALLY OMITTED.

         SECTION 3.16 There are no controversies pending or, to the knowledge of Company, threatened, between Company and any of its respective employees; (ii) the Company is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company.

         SECTION 3.17 Title to Property. Except as set forth in Section 3.17 of the Disclosure Schedule, Company has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances, except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a material adverse effect.

         SECTION 3.18 Environmental Matters. Company is not aware of nor has ever received notice of any past or present violations of any environmental laws or any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding against Company based on or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, emission, discharge or release into the environment of any pollutant, contaminant, or hazardous or toxic material or waste.

         SECTION 3.19 Interested Party Transactions. Except as set forth in
Section 3.19 of the Disclosure Schedule, since the Balance Sheet Date, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the SEC.

         SECTION 3.20 Absence of Certain Payments Neither Company, nor any of their respective affiliates, officers, directors, employees or agent or other people acting on behalf of any of them have (i) engaged in any activity prohibited by the United States Foreign Corrupt Practices Act of 1977, or any other similar law, regulation, decree, directive or order of any other country and (ii) without limiting the generality of the preceding clause (i), used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others. Neither Company, nor any of its respective affiliates, directors, officers, employees or agents of other persons acting on behalf of any of them, has accepted or received any unlawful contributions, payments, gifts or expenditures.

         SECTION 3.21 Insurance. Company maintains all insurance policies reasonably required for its businesses and assets, in character and amount at least equivalent to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards.

         SECTION 3.22 Full Disclosure. No statement contained in any certificate or schedule furnished or to be furnished by Company to Parent and Acquisition Sub in, or pursuant to the provisions of, this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

         SECTION 3.23 Contracts. Except as set forth on Section 3.23 of the Disclosure Schedule, Company is not a party to any agreement (or group of related agreements) that: (a) provides for payments in excess of $ 25,000 per annum; (b) concerns a partnership or joint venture; (c) guarantees any indebtedness; (d) concerns non-competition; (e) relates to monies advanced or loaned to any of its directors, officers or employees; or (f) a default or termination would have a material adverse effect on the business, financial condition, operations or results of operations of Company. Company has delivered to the Parent or its counsel a correct and complete copy of each written agreement listed in Section 3.23 of the Disclosure Schedule (as amended to date) and a written summary setting forth the material terms and conditions of each oral agreement referred to in Section 3.23 of the Disclosure Schedule. With respect to each such agreement: (i) the agreement is valid and binding on Company, and in full force and effect in all material respects; (ii) to Company's knowledge, no party is in material breach or default, and, no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement; and (iii) no party has provided Company with notice of repudiation of any material provision of the agreement.

         SECTION 3.24 Real Property. The Company does not own any real property.
Section 3.24 of the Disclosure Schedule lists and describes briefly all real property leased or subleased to Company. With respect to each lease and sublease listed in Section 3.24 of the Disclosure Schedule, except as otherwise stated therein: (a) the lease or sublease is legal, valid, binding, enforceable, and in full force and effect in all material respects in accordance with its terms; and
(b) no party to the lease or sublease is in material breach or material default, and, to Company's knowledge, no event has occurred which, with notice or lapse of time, would constitute a material breach or material default or permit termination, modification, or acceleration.

         SECTION 3.25 Brokers. Except for the arrangement with Michael D. Harris described on Section 3.25 of the Disclosure Schedule (the fees and expenses of which will be paid by Company at or prior to the Effective Time), Company has not engaged any broker, investment banker, financial advisor or other person, pursuant to which such party is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement.



                                   ARTICLE IV

        Representations and Warranties of Parent and Acquisition Sub

         Each of Parent and Acquisition Sub represents and warrants to Company that the statements contained in this Article IV are true, correct, and complete as of the date of this Agreement and will be true and correct as of the Closing
Date:

         SECTION 4. 01 Organization. Each of the Parent and the Acquisition Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Florida, respectively, and has all requisite corporate power and authority to carry on its business as now being conducted or to have such power and authority could not be reasonably expected to (i) prevent or materially delay the consummation of the Merger, or (ii) have a material adverse effect on the Parent or the Acquisition Sub. Each of the Parent and the Acquisition Sub is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such good standing necessary. To its knowledge, Parent has not conducted any business after March 1993.

         SECTION 4. 02 Subsidiaries. The only subsidiary of Parent is Acquisition Sub. Acquisition Sub has no subsidiaries. All the outstanding shares of capital stock of Acquisition Sub are owned by Parent, free and clear of all liens, and are duly authorized, validly issued, fully paid and nonassessable. Except for the capital stock of the Acquisition Sub owned by Parent, neither Parent nor Acquisition Sub owns, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, joint venture or other entity

         SECTION 4.03 Capitalization. The authorized capitalization of Parent consists of 500,000,000 shares of common stock, $0.0001 par value, with one vote per share; and 10,000,000 shares of preferred stock, $0.0001 par value, of which 223,280,000 shares of common stock are (or approximately 22,328,000 following the planned one-for-10 reverse split) issued and outstanding, and no shares of preferred stock are issued or outstanding. All issued and outstanding shares of Parent are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Parent. Except as disclosed in Parent's SEC Documents (as defined in Section 7.03) or this Agreement, as of the date of this Agreement and as of the Closing Date, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Parent or Acquisition Sub to purchase, issue, sell, or otherwise cause to become outstanding any of their capital stock, outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Parent or Acquisition Sub, or voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Parent or Acquisition Sub. There are no preemptive rights applicable with respect to Parent's Common Stock.

         SECTION 4.04 Authorization. Each of Parent and Acquisition Sub has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby subject to compliance with Rule 14f-1 under the Exchange Act. The board of directors of each of Parent and Acquisition Sub have approved the execution and delivery of this Agreement and the transactions contemplated by this Agreement including the Merger in accordance with Florida law and Acquisition Sub's articles of incorporation and bylaws. Parent, as sole stockholder of Acquisition Sub, has approved the Merger, and no other corporate proceedings on the part of Parent or Acquisition Sub are necessary to authorize the execution, delivery, and performance, and the resolutions approving such Merger are irrevocable. This Agreement has been duly executed and delivered by each of Parent and Acquisition Sub and constitutes their valid and binding obligations, enforceable against each of them in accordance with its terms.

         SECTION 4.05 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under the FBCA and the FLLCA, and except for the filings required to consummate the Merger and filing of a Form D with the SEC, preliminary and definitive Schedule 14C, and any required Form 8-K, neither the execution, delivery or performance of this Agreement by Parent and Acquisition Sub nor the consummation by the Parent and Acquisition Sub of the transactions contemplated hereby will: (i) conflict with or result in any breach of any provision of the Articles of Incorporation or bylaws of Parent or Acquisition Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings could not reasonably be expected to have a material adverse effect on Parent or Acquisition Sub or prevent or materially delay the consummation of the Merger), (iii) except as set forth in Section 4.05 of the Disclosure Schedule, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Parent or Acquisition Sub is a party or by which the Parent or Acquisition Sub or their respective properties or assets may be bound; or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Acquisition Sub or any of their respective properties or assets, except in the case of clauses (iii) or (iv) for violations, breaches or defaults that could not reasonably be expected to have a material adverse effect on Parent or Acquisition Sub or prevent or materially delay the consummation of the Merger.

         SECTION 4.06      Financial Statements / SEC Filings.

                  (a) Included in the last Form 10-KSB filed by Parent with the SEC are the audited balance sheet of Parent as of December 31, 2003, and the related statements of operations, stockholders' equity (deficit), and cash flows for the fiscal year ended December 31, 2003, including the notes thereto, and the accompanying report of the company's independent certified public accountant.

                  (b) The financial statements of Parent contained in the SEC Documents including the Forms 10-QSB for the three months ended March 31, 2004 and June 30, 2004 (the "Most Recent Filing Date") have been prepared in accordance with GAAP and in accordance with the published rules and regulations of the SEC with respect thereto throughout the periods involved as explained in the notes to such financial statements. The Parent financial statements present fairly, in all material respects, as of their respective dates, the financial position of Parent. Parent did not have, as of the date of any such financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with GAAP, and all assets reflected therein present fairly the assets of Parent in accordance with GAAP.

                  (c) Beginning with the Form 10-KSB for the year ended December 31, 2002, Parent has made all filings with the SEC that it has been required to make under the Securities Act of 1933 and the Securities Exchange Act of 1934. All documents required to be filed as exhibits to the SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired in accordance with their terms. Since the filing of the Form 10-KSB for the year ended December 31, 2002, each of Parent's SEC Documents has complied in all material respects with the Exchange Act in effect as of their respective dates. None of Parent's SEC Documents including the Forms 10-KSB and Form 10-QSB for quarters ended in 2003 and 2004, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. To Parent's knowledge, the failure to file Forms 10-KSB and 10-QSB for a number of years will not have a material adverse effect on Parent.

         SECTION 4.07 Absence of Certain Changes or Events. Except as set forth in Section 4.07of the Disclosure Schedule, since the Most Recent Filing Date Parent has conducted its business only in the ordinary course consistent with past practice, and there has not been any material adverse change (as defined in Section 9.03) with respect to Parent.

         SECTION 4.08 No Undisclosed Liabilities. Except as and to the extent set forth in Section 4.08 of the Disclosure Schedule, as of the Most Recent Filing Date, to the best knowledge of the Parent, neither the Parent nor the Acquisition Sub had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a balance sheet of Parent or Acquisition Sub (including the notes thereto). Since the Most Recent Filing Date, except as and to the extent set forth in
Section 4.08 of the Disclosure Schedule and except for liabilities or obligations incurred in the ordinary course of business consistent with past practice, neither the Parent nor the Acquisition Sub has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, that could be reasonably expected to have a material adverse effect on the Parent or the Acquisition Sub, or would be required by GAAP to be reflected on a consolidated balance sheet of the Parent or the Acquisition Sub (including the notes thereto).

         SECTION 4.09 Benefit Plans. Neither Parent or Acquisition Sub has operated any Pension Plan, Welfare Plan, or other plan, arrangement or policy (written or oral) relating to stock options, stock purchases, compensation, deferred compensation, bonuses, severance, fringe benefits or other employee benefits.

         SECTION 4.10 Other Compensation Arrangements. Neither the Parent nor the Acquisition Sub is a party to any oral or written (i) consulting agreement that is not terminable on not more than 30 calendar days notice, or union or collective bargaining agreement, (ii) agreement with any executive officer or other key employee of Parent or Acquisition Sub, or (iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan.

         SECTION 4.11 Litigation. To the knowledge of Parent, there is no suit, claim, action, proceeding pending or threatened against Parent or Acquisition Sub, nor is there any investigation against Parent or Acquisition Sub threatened or pending before any Governmental Entity. Except as disclosed in Section 4.11 of the Disclosure Schedule, neither the Parent nor the Acquisition Sub is subject to any outstanding order, judgment, writ, injunction or decree.

         SECTION 4.12 Permits; Compliance with Law. Parent and Acquisition Sub do not hold any permits, licenses, variances, exemptions, orders and approvals of any Governmental Entities except for their incorporation and active status in Florida (the "Parent Permits"). To its knowledge, as of the date of this Agreement, no investigation, inquiry or review by any Governmental Entity with respect to the Parent or Acquisition Sub is pending or threatened, nor has any Governmental Entity indicated an intention to conduct any such investigation, inquiry or review. To its knowledge, Parent is and at all times has been in full compliance with the Sarbanes-Oxley Act of 2002 to the extent required.

         SECTION 4.13 Tax Matters. Parent has filed or shall file as of the Closing Date all of its tax returns required to be filed for its two most recent fiscal years. All such returns and reports are accurate and correct in all material respects. Parent has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable as of the Closing Date, and no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the knowledge of Parent, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. To its knowledge, there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Parent.

         SECTION 4.14          Intellectual Property.

                           (a) Parent does not own any Intellectual Property;

                           (b) no claims are pending or, to the best knowledge
of Parent, threatened that Parent
is infringing on or otherwise violating the rights of any person with regard to any Intellectual Property and, to the best knowledge of the Parent, there are no valid grounds for any such claims.

         SECTION 4.15          INTENTIONALLY OMITTED.

         SECTION 4.16          Labor Matters.  Parent has no employees.
                               -------------

         SECTION 4.17 Title to Property. Parent has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances, except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a material adverse effect.

         SECTION 4.18 Environmental Matters. Parent is not aware of nor to its knowledge it has ever received notice of any past or present violations of any environmental laws or any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding against Parent based on or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, emission, discharge or release into the environment of any pollutant, contaminant, or hazardous or toxic material or waste.

         SECTION 4.19 Interested Party Transactions. Except as set forth in
Section 4.19 of the Disclosure Schedule, since the Most Recent Filing Date, no event has occurred that would be required to be reported by Parent as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-B promulgated by the SEC.

         SECTION 4.20 Absence of Certain Payments. To its knowledge, neither the Parent nor any of its respective affiliates, officers, directors, employees or agents or other people acting on behalf of any of them have (i) engaged in any activity prohibited by the United States Foreign Corrupt Practices Act of 1977, or any other similar law, regulation, decree, directive or order of any other country and (ii) without limiting the generality of the preceding clause (i), used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others. To its knowledge, neither the Parent nor any of its respective affiliates, directors, officers, employees or agents of other persons acting on behalf of any of them, has accepted or received any unlawful contributions, payments, gifts or expenditures.

         SECTION 4.21          Insurance.  Parent does not maintain any
                                           insurance policies.
                               ---------

         SECTION 4.22 Full Disclosure. No statement contained in any certificate or schedule furnished or to be furnished by the Parent and Acquisition Sub to Company, or pursuant to the provisions of, this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

         SECTION 4.23 Contracts. To its knowledge after reasonable inquiry Parent is not a party to any agreement (or group of related agreements) that:
(a) provides for payments in excess of $25,000 per annum; (b) concerns a partnership or joint venture; (c) guarantees any indebtedness; (d) concerns noncompetition; (e) relates to monies advanced or loaned to any of its directors, officers or employees; or (f) a default or termination would have a material adverse effect on the business, financial condition, operations or results of operations of Parent or Acquisition Sub.

          SECTION 4.24 Real Property. Neither Parent nor Acquisition Sub owns or leases any real property.'

         SECTION 4.25 Brokers. Neither Parent nor Acquisition Sub has engaged any broker, investment banker, financial advisor or other person, pursuant to which such party is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement.



                                    ARTICLE V

                                    Covenants

         SECTION 5. 01         Payment of Certain Liabilities.

         (a) As of the Effective Time, Parent shall cause all liabilities and obligations of Parent (including legal, accounting and financial advisor fees) to be satisfied in full other than those liabilities and obligations set forth on Section 5.01 of the Disclosure Schedule. (b) As of the Effective Time, Company shall cause all liabilities and obligations of Company (including legal, accounting and financial advisor fees) to be satisfied in full other than those liabilities and obligations set forth on Section 5.01 of the Disclosure Schedule.



                                   ARTICLE VI

                              Additional Agreements

         SECTION 6.01 Fees and Expenses. , All fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement shall be paid as of the Closing Date by the party incurring such fees or expenses, whether or not the Merger is consummated.

         SECTION 6.02          Indemnification; Insurance.

                  (a) Parent and Acquisition Sub agree that all rights to indemnification for acts or omissions occurring prior to the Effective Time now existing in favor of the current or former directors or officers of Company (the "Company Indemnified Parties") and the current or former directors or officers of Parent (the "Parent Indemnified Parties") as provided in their respective certificates of incorporation or bylaws (or similar organizational documents) or existing indemnification contracts shall survive the Merger and shall continue in full force and effect in accordance with their terms for a period of one (1) year.

                  (b) This Section 6.02 shall survive the consummation of the Merger at the Effective Time, is intended to benefit the Company, Parent, the Surviving Corporation, the Company Indemnified Parties and the Parent Indemnified Parties and their respective heirs, personal representatives, successors and assigns, and shall be binding on all successors and assigns of the Company, Parent and the Surviving Corporation.



                                   ARTICLE VII

                                  Miscellaneous

         SECTION 7. 01 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This
Section 9.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time of the Merger.

         SECTION 7. 02 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), sent by overnight courier (providing proof of delivery) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                                             c/o Mark Golden
                 ( a)   if to Parent or      New Mountaintop Corporation
                 Acquisition Sub, to:        1110 S.W. Ivanhoe Boulevard
                                             Orlando, Florida  32804
                                             Facsimile:  (407) 246-0133


                 with a copy to:             Michael Harris, P.A.
                                             1555 Palm Beach Lakes Boulevard
                                             Suite 310
                                             West Palm Beach, Florida 33401
                                             Attention:  Michael D. Harris, Esq.
                                             Facsimile:  (561) 478-1817


                 ( b) if to the Company, to: Trust Licensing, LLC
                                             950 S. Pine Island Road
                                             Suite A150-1094
                                             Plantation, FL  33324
                                             Attention:  Leigh Rothschild
                                             Facsimile:  (954) 727-8219


                      with a copy to:        David W. Sass, Esq.
                                             McLaughlin & Stern, LLP
                                             260 Madison Avenue
                                             New York, New York  10016
                                             Facsimile:  (212) 448-0066




         SECTION 7. 03 Interpretation. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. As used in this Agreement, the term "subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person, and the term "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act. As used in this Agreement, "material adverse change" or "material adverse effect" means, when used in connection with a person, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) that, individually or in the aggregate with any such other changes or effects, is materially adverse to the business, prospects, assets (including intangible assets), financial condition or results of operations of such person and its subsidiaries taken as a whole. In addition, if Company receives notice that it may be infringing the Intellectual Property of another party or if it receives notice of a disallowance of a patent application from the United States Patent and Trademark, it shall be deemed to be a material adverse change or have a material adverse effect. "SEC Documents" shall refer to any reports filed by Parent with the SEC since the Form 10-KSB for the year ended December 31, 2002, including Form 10-KSB for the year ended December 31, 2002, Form 10-KSB for the year ended December 31, 2003, and all Form 10-QSBs from the three month period ending March 31, 2002 and through and including the three month period ending June 30, 2004.

         SECTION 7. 04 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when said counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         SECTION 7. 05 Entire Agreement; Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         SECTION 7. 06 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida and, to the extent provided herein, the FBCA and the FLLCA , without regard to any applicable conflicts of law.

         SECTION 7. 07 Publicity. Except as otherwise required by law, for so long as this Agreement is in effect, neither the Company nor Parent shall, nor shall Parent permit Acquisition Sub to, issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld or delayed.

         SECTION 7. 08 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         SECTION 7. 09 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Florida in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Florida. The prevailing party in any judicial action shall be entitled to receive from the other party reimbursement for the prevailing party's reasonable attorneys' fees and disbursements, and court costs.

         SECTION 7. 10 No Remedy in Certain Circumstances. Each party agrees that, should any court or other competent authority hold any provision of this Agreement to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth in this Agreement shall not in any way be affected or impaired thereby, unless the foregoing inconsistent action or the failure to take an action constitutes a material breach of this Agreement or makes this Agreement impossible to perform, in which case this Agreement shall terminate pursuant to Article VIII hereof. Except as otherwise contemplated by this Agreement, to the extent that a party hereto took an action inconsistent herewith or failed to take action consistent herewith or required hereby pursuant to an order or judgment of a court or other competent authority, such party shall incur no liability or obligation unless such party did not in good faith seek to resist or object to the imposition or entering of such order or judgment.

[The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, Parent, Acquisition Sub and Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.



                                   NEW MOUNTAINTOP CORPORATION


                                   By:_________________________________
                                       Mark I. Golden, President



                                    NMC ACQUISITION CORP.


                                     By:________________________________
                                           Mark I. Golden, President



                                     TRUST LICENSING, LLC


                                      By:________________________________
                                                  Jeffery Sass